EXHIBIT 99.1

JOINT  FILING  STATEMENT


     Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Common Stock, par value $.001 per share, of Rhythms NetConnections Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


March  27,  2000                              *
                                   ----------------------
                              Name:     Thomas  O.  Hicks

                              *     By:   /s/  David  W.  Knickel
                                       --------------------------
                              Name:     David  W.  Knickel
                              Attorney-in-Fact


                              HM4  RHYTHMS  QUALIFIED  FUND,  LLC


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HMTF  EQUITY  FUND  IV  (1999),  L.P.

                              By: HM4/GP (1999) Partners, L.P., its General Partner

                              By: Hicks, Muse GP (1999) Partners IV, L.P., its General Partner

                              By: Hicks, Muse (1999) Fund IV, LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM4  RHYTHMS  PRIVATE  FUND,  LLC


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President

                              HMTF  PRIVATE  EQUITY  FUND  IV  (1999),  L.P.

                              By: HM4/GP (1999) Partners, L.P., its General Partner

                              By: Hicks, Muse GP (1999) Partners IV, L.P., its General Partner

                              By: Hicks, Muse (1999) Fund IV, LLC, its General Partner

                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM4/GP  (1999)  PARTNERS,  L.P.

                              By: Hicks, Muse GP (1999) Partners IV, L.P., its General Partner

                              By: Hicks, Muse (1999) Fund IV, LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  4-EQ  RHYTHMS  COINVESTORS,  LLC


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  4-EQ  (1999)  COINVESTORS,  L.P.

                              By: Hicks, Muse GP (1999) Partners IV, L.P., its General Partner

                              By: Hicks, Muse (1999) Fund IV, LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  4-SBS  RHYTHMS  COINVESTORS,  LLC

                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  4-SBS  (1999)  COINVESTORS,  L.P.

                              By: Hicks, Muse GP (1999) Partners IV, L.P., its General Partner


                              By: Hicks, Muse (1999) Fund IV, LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President

                              HICKS,  MUSE  GP  (1999)  PARTNERS  IV,  L.P.

                              By: Hicks, Muse (1999) Fund IV, LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HICKS,  MUSE  (1999)  FUND  IV,  LLC


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  PG-IV  RHYTHMS,  LLC

                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HICKS,  MUSE  PG-IV  (1999),  C.V.

                              By: HM Equity Fund IV/GP Partners (1999), C.V., its General Partner

                              By: HM GP Partners IV Cayman, L.P., its General Partner

                              By:     HM Fund IV Cayman LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  EQUITY  FUND  IV/GP  PARTNERS  (1999),  C.V.

                              By: HM GP Partners IV Cayman, L.P., its General Partner

                              By:     HM Fund IV Cayman LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  GP  PARTNERS  IV  CAYMAN,  L.P.

                              By:     HM Fund IV Cayman LLC, its General Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HM  FUND  IV  CAYMAN  LLC


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President

                              HMTF  BRIDGE  RHY,  LLC


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President









                              HMTF  BRIDGE  PARTNERS,  L.P.

                              By:     HMTF  Bridge  Partners,  LLC,  its General
                                      Partner


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President


                              HMTF  BRIDGE  PARTNERS,  LLC


                              By:    /s/  David  W.  Knickel
                                 ---------------------------
                              Name:  David  W.  Knickel
                              Title:  Vice  President





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